EXHIBIT 10.2

                                 LEASE AGREEMENT

                          Dated as of December 17, 1998

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                not individually,
                           but solely as Owner Trustee
                      under the Aviation Sales Trust 1998-1
                                    as Lessor

                                       and

                        AVIATION SALES COMPANY, as Lessee

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This Lease Agreement is subject to a security interest in favor of NationsBank,
National Association, as Administrative Agent (the "Agent") under a Security Agreement dated as of December 17, 1998, among First Security Bank, National Association, not individually except as expressly stated therein, but solely as Owner Trustee under the Aviation Sales Trust 1998-1, the Lenders and the Agent, as amended, modified, supplemented, restated or replaced from time to time. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

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                                TABLE OF CONTENTS

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ARTICLE I.........................................................................................................1
         1.1          Definitions.................................................................................1

ARTICLE II........................................................................................................1
         2.1          Property....................................................................................1
         2.2          Lease Term..................................................................................2
         2.3          Title.......................................................................................2
         2.4          Lease Supplements...........................................................................2

ARTICLE III.......................................................................................................2
         3.1          Rent........................................................................................2
         3.2          Payment of Basic Rent.......................................................................3
         3.3          Supplemental Rent...........................................................................3
         3.4          Performance on a Non-Business Day...........................................................3
         3.5          Rent Payment Provisions.....................................................................3

ARTICLE IV........................................................................................................4
         4.1          Utility Charges; Taxes......................................................................4

ARTICLE V.........................................................................................................4
         5.1          Quiet Enjoyment.............................................................................4

ARTICLE VI........................................................................................................4
         6.1          Net Lease...................................................................................4
         6.2          No Termination or Abatement.................................................................5

ARTICLE VII.......................................................................................................5
         7.1          Ownership of the Properties.................................................................5

ARTICLE VIII......................................................................................................6
         8.1          Condition of the Properties.................................................................6
         8.2          Possession and Use of the Properties........................................................7

ARTICLE IX........................................................................................................8
         9.1          Compliance with Legal Requirements and Insurance Requirements...............................8

ARTICLE X.........................................................................................................8
         10.1         Maintenance and Repair; Return..............................................................8
         10.2         Environmental Inspection....................................................................9

ARTICLE XI.......................................................................................................10
         11.1         Modifications..............................................................................10
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ARTICLE XII......................................................................................................11
         12.1         Warranty of Title..........................................................................11

ARTICLE XIII.....................................................................................................11
         13.1         Permitted Contests Other Than in Respect of Indemnities....................................11

ARTICLE XIV......................................................................................................12
         14.1         Public Liability and Workers' Compensation Insurance.......................................12
         14.2         Hazard and Other Insurance.................................................................12
         14.3         Coverage...................................................................................13
         14.4         Additional Insurance Requirements..........................................................13

ARTICLE XV.......................................................................................................14
         15.1         Casualty and Condemnation..................................................................14
         15.2         Environmental Matters......................................................................15
         15.3         Notice of Environmental Matters............................................................16

ARTICLE XVI......................................................................................................16
         16.1         Termination Upon Certain Events............................................................16
         16.2         Procedures.................................................................................16

ARTICLE XVII.....................................................................................................17
         17.1         Lease Events of Default....................................................................17
         17.2         Surrender of Possession....................................................................19
         17.3         Reletting..................................................................................19
         17.4         Damages....................................................................................19
         17.5         Final Liquidated Damages...................................................................20
         17.6         Waiver of Certain Rights...................................................................21
         17.7         Assignment of Rights Under Contracts.......................................................21
         17.8         Environmental Costs........................................................................21
         17.9         Remedies Cumulative........................................................................21
         17.10        Notice of Default or Event of Default......................................................21

ARTICLE XVIII....................................................................................................21
         18.1         Lessor's Right to Cure Lessee's Lease Defaults.............................................21

ARTICLE XIX......................................................................................................22
         19.1         Provisions Relating to Lessee's Exercise of its Purchase Option............................22
         19.2         No Termination With Respect to Less than All of a Property.................................22

ARTICLE XX.......................................................................................................22
         20.1         Purchase Prior to End of Term; Purchase or Sale Option at End of Term......................22
         20.2         Accounting Changes.........................................................................23
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ARTICLE XXI......................................................................................................24
         [INTENTIONALLY LEFT BLANK.].............................................................................24

ARTICLE XXII.....................................................................................................24
         22.1         Sale Procedure.............................................................................24
         22.2         Application of Proceeds of Sale............................................................26
         22.3         Indemnity for Excessive Wear...............................................................26
         22.4         Appraisal Procedure........................................................................26
         22.5         Certain Obligations Continue...............................................................27

ARTICLE XXIII....................................................................................................27
         23.1         Holding Over...............................................................................27

ARTICLE XXIV.....................................................................................................27
         24.1         Risk of Loss...............................................................................27

ARTICLE XXV......................................................................................................28
         25.1         Assignment.................................................................................28
         25.2         Subleases..................................................................................28

ARTICLE XXVI.....................................................................................................29
         26.1         No Waiver..................................................................................29

ARTICLE XXVII....................................................................................................29
         27.1         Acceptance of Surrender....................................................................29
         27.2         No Merger of Title.........................................................................29

ARTICLE XXVIII...................................................................................................29
         28.1         Reporting Covenants........................................................................29
         28.2         Affirmative Covenants......................................................................37
         28.3         Negative Covenants.........................................................................39
         28.4         Financial Covenants........................................................................42

ARTICLE XXIX.....................................................................................................43
         29.1         Notices....................................................................................43

ARTICLE XXX......................................................................................................45
         30.1         Miscellaneous..............................................................................45
         30.2         Amendments and Modifications...............................................................45
         30.3         Successors and Assigns.....................................................................45
         30.4         Headings and Table of Contents.............................................................45
         30.5         Counterparts...............................................................................45
         30.6         GOVERNING LAW..............................................................................45
         30.7         Calculation of Rent........................................................................45
         30.8         Memoranda of Lease and Lease Supplements...................................................45
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         30.9         Allocations between the Lenders and the Holders............................................45
         30.10        Limitations on Recourse....................................................................46
         30.11        WAIVERS OF JURY TRIAL......................................................................46
         30.12        Original Leases............................................................................46
         30.13        Mortgage Grant and Remedies................................................................46
         30.14        Exercise of Lessor Rights..................................................................46

EXHIBITS.........................................................................................................38
         EXHIBIT A            Lease Supplement No. __............................................................38
         EXHIBIT B            Form of Memorandum of Lease and Lease Supplement...................................48
         EXHIBIT C            Form of Compliance Certificate.....................................................48

SCHEDULES........................................................................................................38
         Schedule I           Litigation.........................................................................38
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                                       iv

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (as amended, supplemented or modified from time to time, this "Lease"), dated as of December 17, 1998, is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as Owner Trustee under the Aviation Sales Trust 1998-1, as lessor (the "Lessor"), and AVIATION SALES COMPANY, a Delaware corporation, having its principal place of business at 6905 NW 25th Street, Miami, Florida 33122 as lessee (the "Lessee").

                              W I T N E S S E T H:

         A. WHEREAS, subject to the terms and conditions of the Participation Agreement and Agency Agreement, Lessor will (i) purchase or ground lease various parcels of real property, some of which may have existing Improvements thereon, from one or more third parties designated by the Construction Agent and (ii) fund the development, refurbishment, installation and construction by the Construction Agent of Improvements on such real property; and

         B. WHEREAS, the Basic Term shall commence with respect to each Property upon the date set forth in SECTION 2.2 hereof; and

         C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each Property;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

         1.1 DEFINITIONS. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in APPENDIX A to the Participation Agreement of even date herewith (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among Aviation Sales Company, as Construction Agent, the Lessee, First Security Bank, National Association, not individually, except as expressly stated therein, as Owner Trustee under the Aviation Sales Trust 1998-1, the Holders party thereto, the Lenders party thereto, and the Agent.

                                   ARTICLE II

         2.1 PROPERTY. Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.


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         2.2 LEASE TERM. The term of this Lease with respect to each Property
(the "Basic Term" or "Term") shall begin upon the earlier to occur of (i) the Property Closing Date for such Property or (ii) the date the Lessor takes title to such Property (such earlier date being referred to as the "Basic Term Commencement Date" or the "Term Commencement Date" for such Property) and shall end on December 17, 2003 (the "Basic Term Expiration Date"), unless the Term is earlier terminated in accordance with the provisions of this Lease.

         2.3 TITLE. Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property other than for Lessor Liens.

         2.4 LEASE SUPPLEMENTS. On or prior to each Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased effective as of such Basic Term Commencement Date in substantially the form of EXHIBIT A hereto. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact, with power of substitution, in the name of Lessor or the name of Lessee or otherwise, to execute any Lease Supplement which Lessee fails or refuses to sign in accordance with the terms of this SECTION 2.4.

                                   ARTICLE III

         3.1 RENT.

                  (a) Lessee shall pay Basic Rent on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property Lessee shall have no obligation to pay Basic Rent with respect to such Property until the earlier of (i) the Completion Date for such Property or (ii) if such Property is a Construction Period Property as of the date of any Agency Agreement Event of Default, the date of such Agency Agreement Event of Default (in each case, such earlier date being referred to as the "Basic Rent Commencement Date").

                  (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid in immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts as Lessor shall from time to time direct.

                  (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of the Lessor, the Construction Agent, Lessee, or any other Person, or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

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         3.2 PAYMENT OF BASIC RENT. Basic Rent shall be paid absolutely net to
Lessor or its designee, so that this Lease shall yield to Lessor the full amount of Basic Rent, without setoff, deduction or reduction.

         3.3 SUPPLEMENTAL RENT. Lessee shall pay to Lessor or its designee or to the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Without limiting the generality of the definition of "Supplemental Rent," Lessee shall pay to Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Legal Requirements, (a) any and all unpaid Unused Fees, Holder Unused Fees, Owner Trustee fees, other fees, charges, prepayment penalties, Taxes, insurance costs, indemnities, expenses, payments and other obligations (except the obligations of Lessor to pay the principal amount of the Loans and the Holder Amount) due and owing by Lessor under the Credit Agreement, the Trust Agreement or any other Operative Agreement (including specifically without limitation any amounts owing to the Lenders under SECTION 2.11 or
SECTION 2.12 of the Credit Agreement and any amounts owing to the Holders under
SECTION 3.9 or SECTION 3.10 of the Trust Agreement) and (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added, pursuant to any Operative Agreement or otherwise, in each case for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         3.4 PERFORMANCE ON A NON-BUSINESS DAY. If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

         3.5 RENT PAYMENT PROVISIONS. Lessee shall make payment of all Basic Rent and Supplemental Rent when due regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.

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

                                   ARTICLE IV

         4.1 UTILITY CHARGES; TAXES. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on a Property and related real property during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee, PROVIDED THAT Lessee must collect any such credit or refund from Lessor or the respective utility company (as the case may be) and shall not be entitled to offset any such amount owed to Lessee against Rent payable by the Lessee hereunder. Unless a Lease Default or Lease Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. In addition, Lessee shall pay or cause to be paid all taxes or taxes assessments against a Property. All charges for utilities and all taxes or tax assessments imposed with respect to a Property for a billing period (or in the cases of tax assessments, a tax period) during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

                                    ARTICLE V

         5.1 QUIET ENJOYMENT. Subject to the rights of Lessor contained in SECTIONS 17.2 AND 17.3 and the other terms of this Lease and the other Operative Agreements and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.

                                   ARTICLE VI

         6.1 NET LEASE. This Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (a) any damage to or destruction of any Property or any part thereof;
(b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The foregoing clause (j) shall not prevent the termination of the Lease in accordance with the terms hereof if the Lessee purchases all of the Properties pursuant to SECTION
20.1. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this SECTION 6.1 have been specifically reviewed and subject to negotiation.

         6.2 NO TERMINATION OR ABATEMENT. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, any other Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of Lessor, any other Person or any Governmental Authority or by any court with respect to Lessor, any other Person or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                   ARTICLE VII

         7.1      OWNERSHIP OF THE PROPERTIES.

                  (a) Lessor and Lessee intend that for federal and all state and local income tax purposes and other tax purposes, for bankruptcy purposes, creditor's rights purposes, environmental law purposes, for purposes of exercising remedies against the Lessee, the Construction Agent or the Properties, and for all other legal purposes (A) this Lease will be treated as a loan and financing arrangement and not a true lease, (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes, and (C) all payments of Basic Rent shall be deemed to be interest payments. Consistent with the foregoing, Lessee intends to claim depreciation and cost recovery deductions associated with the Property, and Lessor agrees not to take any inconsistent position on its income tax returns. Neither Lessor, the Agent, any Lender, any Holder nor NMS makes any representation or warranty with respect to the foregoing matters described in this SECTION 7.1 and will assume no liability for the Lessee's accounting treatment of this transaction.

                  (b) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations hereunder, (i) this Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties to the extent such is personal property and an irrevocable grant and conveyance of a lien and mortgage on each of the Properties to the extent such is real property;
         (ii) the acquisition of title (or to the extent applicable, a leasehold interest) in each Property referenced in ARTICLE II shall be deemed to be (A) a grant by Lessee to Lessor of a lien on and security interest in all of Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds) of any of the Property, whether in the form of cash, investments, securities or other property, and (B) an assignment by Lessee to Lessor of all rents, profits and income produced by any of the Property; and
         (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. Lessor and Lessee shall promptly take such actions as may be necessary or advisable in either party's opinion (including without limitation the filing of Uniform Commercial Code Financing Statements or Uniform Commercial Code Fixture Filings) to ensure that the lien and security interest in each Property will be deemed to be a perfected lien and security interest of first priority under applicable law and will be maintained as such throughout the Term.

                  (c) The Lessor agrees that it will not assert against any inventory or equipment of the Lessee (other than equipment constituting Collateral under the Operative Agreements) any statutory or possessory lien including, without limitation, rights of levy or distraint for rent, all of which it hereby waives. The foregoing notwithstanding, the Lessor retains the right to assert any such liens and rights against any property of the Lessee that constitutes Collateral (including without limitation any Property, Land, Equipment and Improvements, and any proceeds of the foregoing).

                                  ARTICLE VIII

         8.1 CONDITION OF THE PROPERTIES. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY),
(C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY

LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. THE LESSEE HAS OR WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS THE LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND THE LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

         8.2      POSSESSION AND USE OF THE PROPERTIES.

                  (a) At all times during the Term with respect to each Property, such Property shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

                  (b) Lessee represents and warrants that the address stated in
         SECTION 29.1 of this Lease is the chief place of business and chief executive office of Lessee (as such terms are used in Section 9-103 of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its chief place of business or chief executive office. Regarding each Property, Lessee represents and warrants that each Lease Supplement correctly identifies the initial location of the related Equipment and Improvements and contains an accurate legal description for the related parcel of Land. Lessee has no other places of business where the Equipment or Improvements will be located other than those identified on the applicable Lease Supplement.

                  (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property (except the Land identified in the Lease Supplement in which such Equipment is also described) in a manner that could give rise to the assertion of any Lien (other than a Permitted
         Lien) on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

                  (d) Each Lease Supplement delivered under the terms of this Lease shall contain, in regard to the relevant Property, an Equipment Schedule that has a complete description of each item of Equipment, an Improvement Schedule that has a complete description of each Improvement and a legal description of the Land, to be leased hereunder as of such date. Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements and Land shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

                  (e) At all times during the Term with respect to each Property, Lessee will comply with all obligations under, and (to the extent no Event of Default has occurred and is continuing and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

                                   ARTICLE IX

         9.1 COMPLIANCE WITH LEGAL REQUIREMENTS AND INSURANCE REQUIREMENTS. Subject to the terms of ARTICLE XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (i) comply in all material respects with all Legal Requirements (including without limitation all Environmental Laws), and all Insurance Requirements relating to the Properties, including the use, development, construction, operation, maintenance, repair, refurbishment and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Properties, and (ii) procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Properties and for the use, development, construction, operation, maintenance, repair and restoration of the Improvements.

                                    ARTICLE X

         10.1 MAINTENANCE AND REPAIR; RETURN.

                  (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural, or foreseen or unforeseen, in each case as required by all Legal Requirements, Insurance Requirements, and manufacturer's specifications and standards and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the applicable Property and in compliance with standard industry practice, subject, however, to the provisions of ARTICLE XV with respect to Condemnation and Casualty.

                  (b) Lessee shall not use or locate any component of any Property outside of any Approved State. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land described in the applicable Lease Supplement without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed.

                  (c) If any material component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens) and has a value, utility and useful life at least equal to the component replaced. All components which are added to any Property shall immediately become the property of, and title thereto shall vest in, Lessor, and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

                  (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not materially disrupt the business of Lessee.

                  (e) If, at any time, because of a condemnation, casualty or other event or condition, Lessor has reason to believe that the appraised value of any Property has materially decreased, then the Lessor or the Agent (at Lessee's sole expense) may cause an additional Appraisal (addressed to the Lessor and the Agent) to be prepared. In addition, Lessor or the Agent (at Lessee's sole expense) may cause to be prepared (at Lessee's sole expense) any additional Appraisals (or reappraisals) as Lessor or the Agent may deem appropriate (i) if an Event of Default has occurred and is continuing, or (ii) if any one of Lessor, the Agent, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such an Appraisal (or reappraisal).

                  (f) Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property (unless such repairs are needed to cure damage to a Property caused by the gross negligence or willful misconduct of the Lessor), or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

                  (g) Lessee shall, upon the expiration of the Term or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property, surrender such Property to Lessor, or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation SECTIONS 9.1, 10.1(A)-(F), 10.2, 11.1, 12.1, 22.1 AND 23.1).

         10.2 ENVIRONMENTAL INSPECTION. If (a) Lessee has not given notice of the exercise of its Purchase Option on the Expiration Date pursuant to SECTION 20.1(B), or (b) Lessee has given notice, pursuant to SECTION 20.1(B) of its election to remarket the Properties on the Expiration Date or a Payment Date pursuant to SECTION 22.1 then, in either case, not more than one hundred twenty
(120) days nor less than sixty (60) days prior to such Expiration Date or Payment Date, Lessee shall, at its sole cost and expense, provide to Lessor and the Agent a report by a reputable environmental consultant selected by Lessee, which report shall be in form and substance reasonably satisfactory to Lessor and the Agent and shall include without limitation a "Phase I" environmental report (or update of a prior "Phase I" report that was previously delivered to the Lessor and the Agent) on each of the Properties. If the report delivered pursuant to the preceding sentence recommends that a "Phase II" report or other supplemental report be obtained, the Lessee shall, at its own cost and expense, not less than thirty (30) days prior to such Expiration Date or Payment Date, provide to Lessor and the Agent such "Phase II" or other report, in form and substance reasonably satisfactory to Lessor and the Agent. If Lessee fails to provide such Phase I, Phase II or other supplemental reports with respect to any Property within the time periods required by this SECTION 10.2, or if such report or reports are not satisfactory in scope or content to the Agent or the Lessor (in their sole discretion), then notwithstanding any other provision of this Lease, Lessor may require Lessee to purchase all of the Properties on such Expiration Date or Payment Date for the Termination Value thereof, plus all Rent due and payable, and all other amounts due and owing under any Operative Agreement.

                                   ARTICLE XI

         11.1 MODIFICATIONS.

                  (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications") (and shall make any Modification required by applicable Legal Requirements); PROVIDED, that: (i) except for any Modification required to be made pursuant to a Legal Requirement, no Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all material Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including without limitation the obtaining of all permits and certificates of occupancy, and the structural integrity of any Property shall not be adversely affected; (iv) to the extent required by SECTION 14.2(A), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of ARTICLE XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens (other than Permitted Liens) arising with respect to the Modification; (vi) such Modification shall comply with the requirements of this Lease (including without limitation SECTIONS
         8.2 AND 10.1); and (vii) no Improvements shall be demolished unless Lessee shall finance the proposed Modification outside of this lease facility. Modifications that (y) are not required for any Property or any part thereof pursuant to any Legal Requirement or otherwise and (z) are severable from the applicable Property without damage or other loss of value to such Property shall become property of the Lessee, and title to such Modifications shall rest with the Lessee. Except as set forth in the immediately preceding sentence, all Modifications shall become property of the Lessor and shall be subject to this Lease, and title to any component of any Property comprising any such Modifications shall immediately vest in Lessor.

                  (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor and the Agent to be consistent with and in compliance with the terms and provisions of this ARTICLE XI.

                                   ARTICLE XII

         12.1 WARRANTY OF TITLE.

                  (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of ARTICLE XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, (i) any Lien, defect, attachment, levy, title retention agreement or claim upon any Property or any Modifications or (ii) any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Credit Agreement, in each case other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of the Lessor created by the Operative Agreements are first priority perfected Liens subject only to Permitted Liens.

                  (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.

                                  ARTICLE XIII

         13.1 PERMITTED CONTESTS OTHER THAN IN RESPECT OF INDEMNITIES. Except to the extent otherwise provided for in SECTION 13 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to
SECTION 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens) on any Property and no part of any Property nor any Rent shall be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's

Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this SECTION 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                                   ARTICLE XIV

         14.1 PUBLIC LIABILITY AND WORKERS' COMPENSATION INSURANCE. During the Term of each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Properties or the premises where the Equipment is located and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts (and with deductibles and limitations on coverage) that are (a) reasonably satisfactory to Lessor and the Agent and (b) no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall be endorsed to name Lessor, the Agent, the Lenders and the Holders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force. Lessee shall, in the operation of the Properties, comply with the applicable workers' compensation laws and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         14.2 HAZARD AND OTHER INSURANCE.

                  (a) During the Term for each Property, Lessee shall keep, or cause to be kept, such Property insured against loss or damage by fire and all other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in amounts not less than the replacement value from time to time of such Property and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. Lessee shall not be required to maintain separate builder's insurance solely by reason of the Modifications to a Property if the cost of such Modifications will not exceed $25,000 in the aggregate. The policies shall be endorsed to name Lessor and the Agent (for itself and on behalf of the Lenders and the Holders), to the extent of their respective interests, as additional insureds and loss payees; PROVIDED, that so long as no Lease Event of Default has occurred and is continuing, any loss payable under the insurance policies required by this Section will be paid to Lessee.

                  (b) If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement concerning flood insurance to the extent that it may apply to any such Property.

         14.3 COVERAGE.

                  (a) As of the date of this Lease and annually thereafter, Lessee shall furnish Lessor and the Agent with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under SECTIONS 14.1 AND 14.2 to be in effect, naming (except with respect to workers' compensation insurance) Lessor, the Agent, each Lender and each Holder as an additional insured on all insurance described in SECTION 14.1, and the Agent (for itself and on behalf of the Lenders and the Holders) as additional insured and loss payee on all insurance described in SECTION 14.2, and in each case evidencing the other requirements of this ARTICLE XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or material alteration of such insurance. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by SECTIONS 14.1 AND 14.2.

                  (b) Lessee agrees that any insurance policy required by SECTIONS 14.1, 14.2(A) AND 14.2(B) shall include an appropriate provision that such policy will not be invalidated should Lessee waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against the Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

                  (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this ARTICLE XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this
         ARTICLE XIV to be subject to a coinsurance exception of any kind.

                  (d) Lessee shall pay as they become due all premiums for the insurance required by SECTION 14.1 AND SECTION 14.2, shall renew or replace each policy prior to the expiration date thereof, and shall otherwise maintain the coverage required by such Sections without any lapse in coverage.

         14.4 ADDITIONAL INSURANCE REQUIREMENTS. Without limiting the generality of SECTIONS 14.1 through 14.3 above or any other provision of any Operative Agreement, Lessee shall obtain any and all additional insurance policies with regard to the Properties or otherwise with respect to the transactions contemplated by the Operative Agreements, as requested from time to time by Lessor.

                                   ARTICLE XV

         15.1 CASUALTY AND CONDEMNATION.

                  (a) Subject to the provisions of this ARTICLE XV and ARTICLE XVI (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Default or Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds under SECTIONS 14.2(A) OR (B) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; PROVIDED, HOWEVER, if a Lease Default or Lease Event of Default shall have occurred and be continuing such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this paragraph (a). All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder.

                  (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                  (c) If Lessee shall receive notice of a Casualty or a possible Condemnation of a Property or any interest therein where damage to the affected Property is estimated to equal or exceed ten percent (10%) of the Property Cost of such Property, Lessee shall give notice thereof to the Lessor and to the Agent promptly after the receipt of such notice.

                  (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable Property in accordance with SECTION 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor and the Agent a Termination Notice to such effect.

                  (e) If, pursuant to this SECTION 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense and using, if available, the proceeds of any award, compensation or insurance with respect to such Casualty or Condemnation (including, without limitation, any such award, compensation or insurance which has been received by the Agent and which should be turned over to Lessee pursuant to the terms of the Operative

         Agreements, and if not available or sufficient, using its own funds), promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of SECTIONS 10.1 AND 11.1, using the as-built plans and specifications or manufacturer's specifications for the applicable Improvements or Equipment (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements), so as to restore the applicable Property to substantially the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the applicable Property shall remain with Lessor.

                  (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this SECTION
         15.1 affect Lessee's obligations to pay Rent pursuant to SECTION 3.1.

                  (g) Notwithstanding anything to the contrary set forth in
         SECTION 15.1(A) OR SECTION 15.1(E), if during the Term with respect to a Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, (i) the applicable Property cannot reasonably be restored, repaired or replaced on or before the 180th day prior to the Expiration Date (if such Casualty or Condemnation occurs during the Term) to substantially the same condition as existed immediately prior to such Casualty or Condemnation, or (ii) on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to purchase such Property on the next Payment Date and pay Lessor the Termination Value for such Property, plus any and all Rent then due and owing, plus all other amounts then due and owing (including without limitation amounts described in clause FIRST of SECTION 22.2).

         15.2 ENVIRONMENTAL MATTERS. Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property (or in any other property that is not subject to this Lease if Lessee has reason to believe that such Hazardous Substances may be caused by an emission from or on, or a condition on, any Property) in concentrations and conditions that constitute an Environmental Violation and as to which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action might result in a cost to Lessee or loss in the value of such Property of more than $100,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given to Lessor pursuant to the preceding sentence), Lessee shall, not later than sixty (60) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to SECTION 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and complete any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to SECTION 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law.

         15.3 NOTICE OF ENVIRONMENTAL MATTERS. Promptly, but in any event within thirty (30) days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened Environmental Claim involving any Environmental Law or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material Environmental Claims as may reasonably be requested by Lessor.

                                   ARTICLE XVI

         16.1 TERMINATION UPON CERTAIN EVENTS. If any of the following occur:
(i) if the requirements of SECTION 15.1(C) are satisfied, or (ii) if the requirements of SECTION 15.1(D) are satisfied and Lessee has determined pursuant to such section that following the applicable Casualty or Condemnation this Lease shall terminate with respect to the affected Property, or (iii) Lessee has determined pursuant to the second sentence of SECTION 15.2 that, due to the occurrence of an Environmental Violation, this Lease shall terminate with respect to the affected Property, then Lessee shall be obligated to deliver, within sixty (60) days of its receipt of notice of the applicable Condemnation or the occurrence of the applicable Casualty or Environmental Violation, a written notice to the Lessor in the form described in SECTION 16.2(A) (a "Termination Notice") of the termination of this Lease with respect to the applicable Property.

         16.2 PROCEDURES.

                  (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for the applicable Property, any and all Rent then due and owing and all other amounts then due and owing from Lessee under any of the Operative Agreements (including without limitation amounts described in clause FIRST of SECTION 22.2) and purchase such Property on such Termination Date.

                  (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, any and all Rent then due and owing and all other amounts then due and owing from Lessee under any of the Operative Agreements (including without limitation amounts described in clause FIRST of SECTION 22.2), and Lessor shall convey such Property, or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with SECTION 19.1.

                                  ARTICLE XVII

         17.1 LEASE EVENTS OF DEFAULT. If any one or more of the following events (each a "Lease Event of Default") shall occur:

                  (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) days after the same has become due and payable or (ii) any Termination Value, on the date any such payment is due, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Date;

                  (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in SECTION 17(A)(II)) due and payable within three (3) days after receipt of notice that such payment is due;

                  (c) Lessee shall fail to maintain insurance as required by
         ARTICLE XIV of this Lease;

                  (d) Lessee or any Guarantor shall fail to observe or perform any term, covenant or provision of Lessee or Guarantor under this Lease or any other Operative Agreement to which Lessee or Guarantor is a party other than those set forth in SECTIONS 17.1(A), (B) (C) OR (G) hereof, and such failure shall remain uncured for a period of thirty
         (30) days after the earlier of receipt of written notice from Lessor thereof or a Responsible Officer of Lessee becomes aware of such failure;

                  (e) An Agency Agreement Event of Default shall have occurred and be continuing;

                  (f) (i) Any default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than obligations under the Operative Agreements) of Lessee or any Guarantor in an amount not less than $500,000 in the aggregate outstanding, or (ii) any default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness referred to in clause (i) may have been issued, created, assumed, guaranteed or secured by Lessee, or (iii) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by Lessee, and any such default or event of default specified in clauses (i), (ii) or (iii) shall continue for more than the period of grace, if any, therein specified, or such default or event of default shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

                  (g) The breach of any financial covenant set forth or incorporated by reference in ARTICLE XXVIII hereof (including without limitation any covenant set forth in SECTIONS 28.4(A)-(D));

                  (h) The Lessee or any Guarantor shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute;

                  (i) A court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Lessee or any Guarantor or of the whole or any substantial part of the properties of the Lessee or any Guarantor, and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Lessee or any Guarantor seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Lessee or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Lessee or any Guarantor any proceeding or petition seeking liquidation, reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty
         (60) days; or if the Lessee or any Guarantor takes any action to indicate its consent to or approval of any such proceeding or petition;

                  (j) The entering of any order in any proceedings against Lessee or any Guarantor decreeing the dissolution, divestiture or split-up of Lessee or any Guarantor, and such order remains in effect for more than sixty (60) days;

                  (k) Any representation, warranty or statement of fact contained in any Operative Agreement or in any writing, report, certificate, or statement at any time furnished to Lessor, the Agent, any Holder or any Lender, by or on behalf of Lessee or any Guarantor pursuant to or in connection with this Lease or any other Operative Agreement or otherwise, shall be false or misleading in any material respect when given;

                  (l) One or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer) is found not to be liable for) is in excess of $500,000 is rendered against Lessee or any Guarantor, or (ii) there is any attachment, injunction or execution against any of the Lessee's or any Guarantor's properties for any amount in excess of $500,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

                  (m) Any material Environmental Violation shall have occurred and be continuing;

                  (n) Any Aviation Sales Credit Agreement Event of Default, or any default under the Subordinated Debt, shall have occurred and be continuing;

                  (o) Any Operative Agreement shall cease to be in full force and effect; or

                  (p) Any material adverse change in (i) the business, condition (financial or otherwise) assets, liabilities or operations of Aviation Sales or any of its Subsidiaries, (ii) the ability of the Lessee, the Construction Agent or any of their Subsidiaries to perform its respective obligations under any Operative Agreement to which it is a party, (iii) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Lenders, the Holders, or the Lessor thereunder, or (iv) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements, then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this ARTICLE XVII and in SECTION 18.1, terminate this Lease by giving Lessee fifteen (15) days notice of such termination, and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

         17.2 SURRENDER OF POSSESSION. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to SECTION 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, SECTION 22.1(C) hereof.

         17.3 RELETTING. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
SECTION 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

         17.4 DAMAGES. Neither (a) the termination of this Lease as to all or any of the Properties pursuant to SECTION 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to SECTION 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to SECTION 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to SECTION 17.1, provided that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this SECTION 17.4 shall continue only so long as Lessor shall not have received the amounts specified in SECTION 17.5. The amount of Lessee's liabilities and obligations under this Lease shall not be reduced or offset by any proceeds Lessor may receive from any reletting of any Property, EXCEPT THAT the net proceeds, if any, which are actually received by Lessor from reletting of any Property shall be offset against the final liquidated damages amount specified in SECTION 17.5. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including repossession costs, brokerage or sales commissions, fees and expenses of counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this SECTION 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this SECTION 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.5 FINAL LIQUIDATED DAMAGES. If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to SECTION 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to SECTION 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under SECTION 13 of the Participation Agreement, and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the sum of (a) the Termination Value for all Properties remaining under this Lease, PLUS (b) all other amounts owing in respect of Rent, Supplemental Rent and other amounts then due and payable under this Lease or any other Operative Agreement. It is intended and agreed that the foregoing amount is and will be liquidated damages and not a penalty. Upon payment of the amount specified pursuant to the first sentence of this SECTION 17.5, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, the Improvements, Fixtures, Modifications and Equipment, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including the release of any memoranda of Lease or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS IS" "WHERE IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; PROVIDED, HOWEVER, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures, Modifications or Equipment or documents unless Lessee shall have paid in full the Termination Value and all other amounts due and owing hereunder and under the other Operative Agreements. Lessee specifically acknowledges and agrees that its obligations under this
SECTION 17.5 shall be absolute and unconditional under any and all circumstances and shall be paid or performed, as the case may be, without notice or demand (except as otherwise specifically provided herein) and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.6 WAIVER OF CERTAIN RIGHTS. If this Lease shall be terminated pursuant to SECTION 17.1, Lessee waives, to the fullest extent permitted by law,
(a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this ARTICLE XVII.

         17.7 ASSIGNMENT OF RIGHTS UNDER CONTRACTS. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to SECTION 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the purchase, construction, development, use or operation of the Properties (including, without limitation, all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the purchase, construction, use and operation of the Properties.

         17.8 ENVIRONMENTAL COSTS. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to SECTION 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing or remediation work undertaken respecting any Property as such testing or work is deemed appropriate in the reasonable judgment of Lessor. Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment.

         17.9 REMEDIES CUMULATIVE. The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.

         17.10 NOTICE OF DEFAULT OR EVENT OF DEFAULT. Lessee shall promptly notify the Lessor and the Agent if any Responsible Officer of Lessee has received notice, or has actual knowledge, of any Default or Event of Default.

                                  ARTICLE XVIII

         18.1 LESSOR'S RIGHT TO CURE LESSEE'S LEASE DEFAULTS. Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by

Lessee to maintain the insurance required by ARTICLE XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, or real property owned or leased by Lessee, take all such action thereon as may be necessary or appropriate therefor, and inspect or copy any records relating to any Property or the transactions contemplated hereby (and Lessee shall make available to Lessor, for inspection thereof, any such records). No such entry shall be deemed an eviction of any lessee. All reasonable out-of-pocket costs and expenses so incurred (including without limitation reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.

                                   ARTICLE XIX

         19.1 PROVISIONS RELATING TO LESSEE'S EXERCISE OF ITS PURCHASE OPTION. Subject to SECTION 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of SECTION 16.2, or in connection with Lessee's exercise of its Purchase Option or its option to purchase all Properties pursuant to SECTION 20.1, upon the date on which this Lease is to terminate with respect to a Property or all of the Properties, and upon tender by Lessee of the amounts set forth in SECTIONS 16.2(B) OR 20.1, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of Lessor's entire interest in the applicable Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from the Lessor. The Lessor's interest in the applicable Property shall be conveyed to Lessee "AS IS" "WHERE IS" and in then present physical condition. In addition, Lessor shall, upon Lessee's request and at Lessee's expense, execute and deliver any documents (including any appropriate releases of or amendments to financing statements or recorded memoranda of this Lease) necessary to release the Lien of this Lease on the applicable Property.

         19.2 NO TERMINATION WITH RESPECT TO LESS THAN ALL OF A PROPERTY. Lessee shall not be entitled to exercise its Purchase Option separately with respect to Property consisting of Land, Equipment and Improvements but shall be required to exercise its Purchase Option with respect to an entire Property.

                                   ARTICLE XX

         20.1 PURCHASE PRIOR TO END OF TERM; PURCHASE OR SALE OPTION AT END OF TERM.

                  (a) PURCHASE OPTION PRIOR TO END OF TERM. Provided no Default or Event of Default shall have occurred and be continuing and provided that the Election Notice referred to in SECTION 20.1(B) has not been delivered, Lessee shall have the option, exercisable by giving the Agent and Lessor no more than one hundred twenty (120) days and no less than thirty (30) days written notice of Lessee's election to exercise such option, to purchase all (but not less than all) of the Properties on a Scheduled Interest Payment Date as identified in such written notice, at a price equal to the Termination Value for such Properties and all Rent then due and owing and all other amounts then due and owing (by the Lessee or the Construction Agent) under this Lease or under any other Operative Agreement (including without limitation amounts, if any, described in clause FIRST of
         SECTION 22.2) (which the parties do not intend to be a "bargain" purchase price); and, upon receipt of such amount, Lessor shall transfer to Lessee all Lessor's right, title and interest in and to such Properties in accordance with SECTION 19.1 as of the Business Day on which such purchase occurs; and the Expiration Date shall be deemed to have occurred on such date.

                  (b) PURCHASE OR SALE OPTION AT END OF TERM. Not less than 120 days and no more than 180 days prior to the Expiration Date, Lessee may give Lessor and Agent irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase all, but not less than all, of the Properties on the Expiration Date (the "Purchase Option") or (b) the option to remarket all of the Properties and cause a sale of all of the Properties pursuant to the terms of SECTION 22.1 (the "Sale Option"), such sale to occur on the Expiration Date. If Lessee does not give an Election Notice indicating the Sale Option at least 120 days and not more than 180 days prior to the Expiration Date, then Lessee shall be deemed to have elected the Purchase Option for the Expiration Date. Lessor shall have no obligation to sell any Property unless all of the Properties are sold on the Expiration Date. If Lessee shall (i) elect (or be deemed to elect) to exercise the Purchase Option, or (ii) elect to remarket all of the Properties pursuant to SECTION 22.1 and fail to deliver the environmental report required by SECTION 10.2 at the time specified in such Section, or (iii) elect to remarket all of the Properties pursuant to SECTION 22.1 and fail to cause all of the Properties to be sold in accordance with the terms of SECTION 22.1 on the Expiration Date on which such a sale of all of the Properties is required in connection with such election, then in each case, Lessee shall pay to Lessor on the Expiration Date or Payment Date an amount (the "Purchase Option Price") equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase) plus all Rent and other amounts then due and payable under this Lease or under any other Operative Agreement (including without limitation the amounts described in clause FIRST of SECTION 22.2), and, upon receipt of such amount, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Properties in accordance with SECTION 19.1. Lessee may not elect the Sale Option, and Lessor shall have no obligation to sell any Property pursuant to
         SECTION 22.1, if a Lease Event of Default has occurred and is continuing on the date of the Election Notice or the Sale Date.

         20.2 ACCOUNTING CHANGES. Although neither Lessor, the Agent, NMS, nor any Lender or Holder makes any representation or warranty with respect to the Lessee's accounting treatment of this transaction, Lessee represents that a material incentive for Lessee to enter into this Lease is the advice of the Lessee's independent auditors that this Lease may be treated as an operating lease for financial accounting purposes under the applicable rules and interpretations of the Financial Accounting Standards Board and/or the Securities Exchange Commission (the "Lease Accounting Rules") in effect as of the date of this Lease. In the event that Lessee's independent auditors shall determine that any subsequent change in the Lease Accounting Rules will preclude the Lessee (or raise a substantial question as to whether the Lessee is precluded) from continuing to account for this Lease as an operating lease with substantially the same financial accounting benefits as before the change in Lease Accounting Rules, then the Lessee shall so notify the Lessor and the Agent in writing of such determination by its auditors; and Lessee may elect (by delivery of irrevocable written notice of such election to the Lessor and the Agent) to purchase all of the Properties or to cause all of the

Properties to be transferred to a third party transferee designated by Lessee (such purchase or transfer to be consummated on a date (the "Accounting Change Transfer Date") specified by Lessee in such notice and in any event within sixty
(60) days after the date of such notice). On the Accounting Change Transfer Date (whether the Properties are to be purchased by Lessee or transferred to a third party), Lessee shall pay to Lessor an amount equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase) plus all Rent and other amounts then due and payable under this Lease or under any other Operative Agreement (including without limitation the amounts described in clause FIRST of SECTION 22.2), and, upon receipt of such amount, Lessor shall transfer to Lessee (or to the third party designated by Lessee) all of Lessor's right, title and interest in and to the Properties in accordance with SECTION 19.1 and the Expiration Date shall be deemed to have occurred on the date of such transfer (without giving Lessee the right to remarket Properties pursuant to Section 22.1).

                                   ARTICLE XXI

                           [INTENTIONALLY LEFT BLANK.]

                                  ARTICLE XXII

         22.1 SALE PROCEDURE.

                  (a) During the Marketing Period, Lessee, on behalf of the Lessor, shall obtain bids for the cash purchase of all of the Properties in connection with a sale to one or more purchasers (other than Lessee or any Subsidiary or Affiliate of Lessee) to be consummated on the Expiration Date for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for any Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; PROVIDED, HOWEVER, that notwithstanding the foregoing, Lessor may not reject the highest bids for the Properties submitted by the Lessee if (i) such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all of the Properties, plus all reasonable costs and expenses referred to in clause FIRST of SECTION 22.2 and represent bona fide offers from one or more third party purchasers, and (ii) prior to Lessor's acceptance of any such bid, Lessee has delivered to the Agent cash collateral in an amount not less than the anticipated Deficiency Balance (as defined in SECTION 22.1(B) below) as determined by the Agent. If the price which a prospective purchaser or purchasers shall have offered to pay for the Properties is less than the sum of the Limited Recourse Amount plus all reasonable costs and expenses referred to in clause FIRST of SECTION 22.2, Lessor may elect to retain the Properties by giving Lessee prior written notice of Lessor's election to retain the Properties, and upon receipt of such notice, Lessee shall surrender the Properties to Lessor pursuant to SECTION 10.1. Unless Lessor shall have elected to retain the Properties pursuant to the preceding sentence, Lessee shall arrange for Lessor to sell the Properties free and clear of the Lien of this Lease and any Lessor Liens attributable to it, without recourse or warranty (of title or otherwise), for cash on the last day of the Marketing Period (such date being hereafter referred to as the "Sale Date") to the purchaser or purchasers identified by Lessee or Lessor, as the case may be; PROVIDED, HOWEVER, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently contesting such Lessor Lien by appropriate proceedings in good faith; and PROVIDED FURTHER that Lessor shall have no obligation to sell any Property if a Lease Event of Default has occurred and is continuing on the Date of the Election Notice or the Sale Date. Lessee shall surrender the Property so sold or subject to such documents to each purchaser in the condition specified in SECTION 10.1. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. Lessor shall have no obligation to sell any Property on the Sale Date unless all of the Properties are sold (and Lessor has received full payment therefor in cash in the amount required pursuant to this
         SECTION 22.1) on the Sale Date. If all of the Properties are not either
         (i) sold on the Sale Date in accordance with the terms of this SECTION 22.1, or (ii) retained by the Lessor pursuant to an affirmative election made by the Lessor pursuant to the third sentence of this
         SECTION 22.1(A), then the Lessee shall be obligated to pay the Lessor on the Sale Date an amount equal to the Termination Value for all of the Properties (plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreements) in accordance with the terms of SECTION 20.2.

                  (b) If the Properties are sold on the Sale Date to one or more third party purchasers in accordance with the terms of SECTION 22.1(A) and the aggregate purchase price paid for the Properties minus the sum of all costs and expenses referred to in clause FIRST of SECTION 22.2 is less than the sum of the aggregate Termination Values for all of the Properties plus all Rent and other amounts then due and payable under this Lease and under any other Operative Agreements (hereinafter such difference shall be referred to as the "Deficiency Balance"), then the Lessee hereby unconditionally promises to pay to the Lessor on the Sale Date the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for all of the Properties. If the Properties are retained by the Lessor pursuant to an affirmative election made by the Lessor pursuant to the third sentence of SECTION 22.1(A), then the Lessee hereby unconditionally promises to pay to the Lessor on the Sale Date an amount equal to the Maximum Residual Guarantee Amount for all of the Properties.

                  (c) In the event that the Properties are either sold to one or more third party purchasers on the Sale Date or retained by the Lessor in connection with an affirmative election made by the Lessor pursuant to the third sentence of SECTION 22.1(A), then in either case on the Sale Date the Lessee shall provide Lessor or such third party purchasers with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use and operate such Property for its intended purposes, (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of such Property for its intended purpose or otherwise as the Lessor shall reasonably request, and (iii) a services agreement covering such services as Lessor or such third party purchaser may request in order to use and operate a Property for its intended purposes at such rates (not in excess of arm's-length fair market rates) as shall be acceptable to Lessee and Lessor or such third party purchaser. All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to the Lessor or such third party purchaser, as applicable, and shall be fully assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

         22.2 APPLICATION OF PROCEEDS OF SALE. The Lessor shall apply the proceeds of sale of any Property in the following order of priority:

                  (a) FIRST, to pay or to reimburse Lessor for the payment of all reasonable costs and expenses incurred by Lessor in connection with the sale;

                  (b) SECOND, so long as the Participation Agreement, the Credit Agreement or the Trust Agreement is in effect and any Loan, Holder Advance or any other amount is owing to the Lenders, the Holders or any other Person under any Operative Agreement, to the Agent to be applied pursuant to inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements; and

                  (c) THIRD, to the Lessee.

         22.3 INDEMNITY FOR EXCESSIVE WEAR. If the proceeds of the sale described in SECTION 22.1 with respect to the Properties, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties, shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement
(i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

         22.4 APPRAISAL PROCEDURE. For determining the Fair Market Sales Value of any Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten
(10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within
(30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty
(20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; PROVIDED that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to SECTION 13 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

         22.5 CERTAIN OBLIGATIONS CONTINUE. During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under SECTION 22.3, if any, and all other amounts due to Lessor with respect to all Properties. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this ARTICLE XXII.

                                  ARTICLE XXIII

         23.1 HOLDING OVER. If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at 110% of the Basic Rent that would otherwise be due and payable at such time. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional 10% amount shall be applied by the Lessor to the payment of the Loans pursuant to the Credit Agreement and the Holder Advances pursuant to the Trust Agreement pro rata between the Loans and the Holder Advances. During any period of tenancy at sufferance, Lessee shall, subject to the first sentence of this paragraph, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this ARTICLE XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXIV

         24.1 RISK OF LOSS. During the Term, unless Lessee shall not be in actual possession of the Property in question solely by reason of Lessor's exercise of its remedies of dispossession under ARTICLE XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                   ARTICLE XXV

         25.1 ASSIGNMENT.

                  (a) Lessee may not assign, mortgage, pledge or encumber this Lease or any of its rights or obligations hereunder in whole or in part to any Person without the prior written consent of the Agent, the Lessor and the Lenders, with such consent to be given or withheld in the sole discretion of each such party.

                  (b) No such assignment or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease.

         25.2 SUBLEASES.

                  (a) Except as set forth in this Section 25.2(a), Lessee may not sublet any Property or portion thereof without first obtaining the prior written consent of the Lessor and the Agent, which consent may be given or withheld in the sole discretion of each such party.

                  (b) Lessee may, without the consent of Lessor or the Agent, sublet a Property only if:

                           (i) Lessee remains fully liable for all obligations
                  (including without limitation all Rent and other obligations with respect to such subleased Properties and any other Properties) under this Lease, each Lease Supplement and the other Operative Agreements;

                           (ii) Such sublease is in writing and is expressly
                  subject and subordinate to the rights of the Lessor, the Agent, the Lenders and the Holders under this Lease, the Security Agreement, each Mortgage Instrument and all other Operative Agreements; and

                           (iii) Such sublease is on commercially reasonable
                  terms and at market rates, and has a term that does not extend past the Expiration Date, and such Property is at all times used for the purposes set forth in this paragraph and in the definition of "Property."

                  (c) No sublease or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property so sublet.

                  (d) Each insurance policy carried by Lessee pursuant to
         ARTICLE XIV hereof shall be endorsed to name each sublessee under any such sublease as an additional insured. Prior to the effectiveness of any such sublease, Lessee shall deliver a copy thereof to the Lessor and the Agent.

                  (e) Promptly but in any event within five (5) days following the execution and delivery of any sublease permitted by this ARTICLE XXV, Lessee shall notify Lessor and the Agent of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Properties described in such Lease Supplement from Lessor, and (without limiting the generality of SECTIONS 25.2(A) - (D)) any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

                                  ARTICLE XXVI

         26.1 NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                  ARTICLE XXVII

         27.1 ACCEPTANCE OF SURRENDER. No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and the Agent, and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

         27.2 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.

                                 ARTICLE XXVIII

         28.1 REPORTING COVENANTS. The Lessee covenants and agrees that, until the obligations of the Lessee, the Construction Agent and the Guarantors under the Operative Agreements have been paid and satisfied in full and the Operative Agreements have been terminated in accordance with the terms thereof, unless the Lessor and the Majority Lenders shall otherwise give their prior written consent thereto:

                  (a) FINANCIAL STATEMENTS. The Lessee shall maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of consolidated and consolidating Fin-ancial Statements in conformity with GAAP and each of the Financial Statements described below shall be prepared from such system and records. The Lessee shall deliver or cause to be delivered to the Agent, each Lender, each Holder and (upon Lessor's request) the Lessor:

                           (i) QUARTERLY REPORTS. As soon as practicable, and in
                  any event within forty-five (45) days after the end of each fiscal quarter in each Fiscal Year, the consolidated and consolidating balance sheets of the Lessee and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income, shareholders' equity and cash flow of the Lessee and its Subsidiaries for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the financial forecast for the current Fiscal Year delivered on the Initial Closing Date or pursuant to SECTION 28.1(A)(V), as applicable, certified by the chief financial officer of the Lessee as fairly presenting the respective consolidated and consolidating financial positions, as applicable, of the Lessee and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP, subject to normal year end adjustments. Notwithstanding the foregoing, in the event (A) the filing of the Lessee's Form 10-Q with the SEC with respect to any fiscal quarter is delayed for any reason and Lessee has provided the Lessor and the Agent with written notice of such delay by the due date for the reports required for such quarter under this CLAUSE (I) and (B) the Lessee shall deliver either the required reports or interim good faith estimates of the information required to be reported under this CLAUSE (I) within fifty-five (55) days after the end of such fiscal quarter, upon delivery of such required reports or interim estimates within such period the Lessee shall be deemed to have complied with the requirements of this CLAUSE (I) with respect to such quarter PROVIDED THAT Lessee delivers the required reporting substantially concurrently with Lessee's filing of its Form 10-Q with the SEC.

                           (ii) ANNUAL REPORTS. As soon as practicable, and in
                  any event within ninety (90) days after the end of each Fiscal Year, (A) the consolidated and consolidating balance sheets of the Lessee and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, shareholders' equity and cash flow of the Lessee and its Subsidiaries (the "Financial Statements"), setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the financial forecast for the current Fiscal Year delivered on the Initial Closing Date or pursuant to
                  SECTION 28.1(A)(V), as applicable, and (B) a report on such Financial Statements of the Lessee and its Subsidiaries of Arthur Andersen LLP or other National Accounting Firm which may be selected from time to time by the Lessee (or other independent certified public accountants acceptable to the Lessor and the Agent), which report shall be unqualified and shall state that such Financial Statements fairly present the consolidated and consolidating financial position of the Lessee and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which Arthur Andersen LLP or any such other independent certified public accountants, if applicable, shall concur and which shall have been disclosed in the notes to the Financial Statements) and that the examination by such accountants in connection with such Financial Statements has been made in accordance with generally accepted auditing standards. Notwithstanding the foregoing, in the event (1) the filing of the Lessee's annual report with the SEC with respect to any Fiscal Year is delayed for any reason and the Lessee has provided the Lessor and the Agent with written notice of such delay by the due date for the reports required for such Fiscal Year under this CLAUSE (II) and (2) the Lessee shall deliver either the required reports or interim good faith estimates of the information required to be reported under this CLAUSE (II) within one hundred (100) days after the end of each Fiscal Year, upon delivery of such required reports or interim estimates within such period the Lessee shall be deemed to have complied with the requirements of this CLAUSE (II) with respect to such Fiscal Year PROVIDED THAT the Lessee delivers the required reporting substantially concurrently with Lessee's filing of its annual report with the SEC.

                           (iii) OFFICER'S CERTIFICATE. Together with each
                  delivery of any Financial Statement pursuant to this SECTION 28.1(A), (A) an Officer's Certificate on behalf of the Lessee substantially in the form of EXHIBIT C hereto stating that the Person signatory thereto has reviewed the terms of the Operative Agreements, and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and financial condition of the Lessee and its Subsidiaries during the accounting period covered by such Financial Statements, that such review has not disclosed the existence during or at the end of such accounting period, and that such Person does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event which constitutes an Event of Default or Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Lessee or any Subsidiary has taken, is taking and proposes to take with respect thereto; and (B) a certificate (the "Compliance Certificate"), signed by the Lessee's chief financial officer, setting forth calculations (with such specificity as the Lessor or the Agent may reasonably request) for the period then ended which demonstrate compliance, when applicable, with the provisions of SECTION 28.4.

                           (iv) ACCOUNTANT'S STATEMENT AND PRIVITY LETTER.
                  Together with each delivery of the Financial Statements referred to in SECTION 28.1(A)(I), a written statement, in form and substance satisfactory to the Lessor and the Agent, of the firm of independent certified public accountants giving the report thereon (A) stating that their audit examination has included a review of the terms of this Agreement as it relates to accounting matters, (B) stating whether, in connection with their audit examination, any condition or event which constitutes an Event of Default or Default has come to their attention, and if such condition or event has come to their attention, specifying the nature and period of existence thereof; PROVIDED THAT such accountants shall not be liable by reason of any failure to obtain knowledge of any such condition or event that would not be disclosed in the course of their audit examination, and (C) stating that based on their audit examination nothing has come to their attention which causes them to believe that the information contained in either or both of the certificates delivered therewith pursuant to SECTION 28.1(A)(III) (as the information contained in such certificates relates to financial covenants set forth in SECTION 28.4) is not correct or that the matters set forth in the Compliance Certificate delivered therewith pursuant to
                  SECTION 28.1(A)(III)(B) for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement. The statement referred to above shall be accompanied by (1) a copy of the management letter or any similar report delivered to the Lessee or any Subsidiary or to any officer or employee thereof by such accountants in connection with such Financial Statements and (2) a letter in substantially the form of EXHIBIT M attached to the Existing Aviation Sales Credit Agreement and made a part hereof from the Lessee to such accountants informing such accountants that the Agent, the Lessor, the Holders and the Lenders are relying upon the Financial Statements audited by such accountants and delivered to the Agent the Lessor, the Lenders and the Holders pursuant to SECTION 28.1(A)(II). The Agent or the Lessor may, with the written consent of the Lessee (which consent shall not be unreasonably withheld or delayed), communicate directly with such accountants.

                           (v) BUDGETS; BUSINESS PLANS; FINANCIAL PROJECTIONS.
                  As soon as practicable and in any event not later than thirty
                  (30) days prior to the commencement of each Fiscal Year for each of the Fiscal Years ending in 1999 and thereafter, (A) a quarterly budget for the Lessee and its Subsidiaries for such Fiscal Year; (B) an annual business plan for the Lessee and its Subsidiaries for such Fiscal Year, substantially in the form of the business plans heretofore delivered to the Lessor, the Agent, the Lenders or the Holders, accompanied by a report reconciling all changes and departures from the business plans delivered to the Lessor, the Agent, the Lenders or the Holders for the preceding Fiscal Year; and (C) a plan and financial forecast, prepared in accordance with the Lessee's normal accounting procedures applied on a consistent basis, for each succeeding Fiscal Year until the Maturity Date, including, without limitation, (1) forecasted consolidated and consolidating balance sheets and statements of cash flow of the Lessee and its Subsidiaries for each Fiscal Year, (2) forecasted consolidated and consolidating balance sheets, statements of earnings and retained earnings, and cash flow of the Lessee and its Subsidiaries for and as of the end of each fiscal quarter of the immediately succeeding Fiscal Year and for and as of the end of each such Fiscal Year thereafter, (3) the amount of forecasted Capital Expenditures for such Fiscal Year, and (4) forecasted compliance with the provisions of
                  SECTION 28.4.

                  (b) EVENTS OF DEFAULT. Promptly upon any of the chief executive officer, chief operating officer, chief financial officer, treasurer or controller of the Lessee obtaining knowledge (i) of any condition or event which constitutes an Event of Default or Default, or becoming aware that the Lessor, the Agent, any Lender or any Holder has given any notice with respect to a claimed Event of Default or Default, (ii) that any Person has given any notice to the Lessee or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 17.1(F), or (iii) of any condition or event which has resulted, or is reasonably likely to result, in a Material Adverse Effect, the Lessee shall deliver to the Agent and the Lessor an Officer's Certificate specifying (A) the nature and period of existence of any such claimed default, Event of Default, Default, condition or event, (B) the notice given or action taken by such Person in connection therewith, and (C) what action the Lessee has taken, is taking and proposes to take with respect thereto.

         (c) LAWSUITS.

                            (i) INSTITUTION OF PROCEEDINGS. Promptly upon the
                  Lessee obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Lessee or any Subsidiary, or any Asset not previously disclosed pursuant to SECTION 7.3(D) of the Participation Agreement or on Schedule I hereto, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in the Lessee's reasonable judgment, the Lessee and/or any Subsidiary to liability in an amount aggregating $3,000,000 or more (exclusive of claims covered by insurance policies of the Lessee and its Subsidiaries unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims), the Lessee shall give written notice thereof to the Lessor, the Agent, the Lenders and the Holders and provide such other information as may be reasonably available to enable each of the Lessor, the Agent, the Lenders and the Holders and its counsel to evaluate such matters.

                           (ii) QUARTERLY REPORTS. As soon as practicable and in
                  any event within forty-five (45) days after the end of each fiscal quarter of the Lessee, the Lessee shall provide a written quarterly report to the Lessor, the Agent, the Lenders and the Holders covering the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration (not previously reported) against or affecting the Lessee or its Subsidiaries, or any Asset not previously disclosed by the Lessee to the Lessor or the Agent, and shall provide such other information at such time as may be reasonably available to enable each of the Lessor, the Agent, the Lenders and the Holders and its counsel to evaluate such matters.

                           (iii) ADDITIONAL REPORTS UPON REQUEST. In addition to
                  the requirements set forth in CLAUSES (I) and (II) of this
                  SECTION 28.1(C), the Lessee, upon the request of the Lessor, the Agent or the Majority Lenders, shall promptly give written notice of the status of any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to either of such CLAUSES (I) or (II) and provide such other information as may be reasonably available to it to enable each of the Lessor, the Agent, the Lenders and the Holders and their counsel to evaluate such matters.

                  (d) ERISA NOTICES. The Lessee shall deliver or cause to be delivered the Lessor, the Agent, the Lenders and the Holders, at the Lessee's expense, the following information and notices as soon as reasonably possible, and in any event:

                           (i) within ten (10) Business Days after any Borrower
                  or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief financial officer of the Lessee describing such Termination Event and the action, if any, which the Lessee or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

                           (ii) within ten (10) Business Days after the Lessee
                  knows or has reason to know that an assessment of a prohibited transaction excise tax under Section 4975 of the Code has occurred, a statement of the chief financial officer of the Lessee describing such transaction and the action which such Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

                           (iii) within three (3) Business Days after the filing
                  of the same with the DOL, IRS or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Benefit Plan;

                           (iv) within three (3) Business Days after receipt by
                  the Lessee or any ERISA Affiliate of each actuarial report for any Benefit Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

                           (v) within three (3) Business Days after the filing
                  of the same with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Lessee or any ERISA Affiliate with respect to such request;

                           (vi) within three (3) Business Days after the
                  occurrence any material increase in the benefits of any existing Benefit Plan or the establishment of any new Benefit Plan or the commencement of contributions to any Benefit Plan to which the Lessee or any ERISA Affiliate was not previously contributing, notification of such increase, establishment or commencement;

                           (vii) within three (3) Business Days after the Lessee
                  or any ERISA Affiliate receives notice of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                           (viii) within three (3) Business Days after the
                  Lessee or any ERISA Affiliate receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such notice and letter;

                           (ix) within three (3) Business Days after the Lessee
                  or any ERISA Affiliate receives notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

                           (x) within three (3) Business Days after the Lessee
                  or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment, a notification of such failure; and

                           (xi) within three (3) Business Days after the Lessee
                  or any ERISA Affiliate knows (A) a Multiemployer Plan has been terminated, (B) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (C) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

         For purposes of this SECTION 28.1(D), the Lessee and each ERISA Affiliate shall be deemed to know all facts known by the Administrator of any Plan of which the Lessee or any ERISA Affiliate is the plan sponsor.

                  (e) ENVIRONMENTAL NOTICES. Without limiting the generality of any other provision of any Operative Agreement, and other than with respect to environmental matters described in the Schedules to the Existing Aviation Sales Credit Agreement, the Lessee shall notify the Lessor, the Agent, each Holder and each Lender in writing, promptly upon the Lessee's learning thereof, of any:

                           (i) notice or claim to the effect that the Lessee or
                  any Subsidiary is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant into the environment which could reasonably result in an expenditure by the Lessees and/or any Subsidiary over $500,000;

                           (ii) notice that the Lessee or any Subsidiary is
                  subject to investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Contaminant into the environment which could reasonably result in an expenditure by the Lessee and/or any Subsidiary over $500,000;

                           (iii) notice that any Asset is subject to an
                  Environmental Lien;

                           (iv) notice to the Lessee or any Subsidiary of any
                  material violation of any Environmental, Health or Safety Requirement of Law;

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

                           (v) condition which might reasonably result in a
                  material violation of any Environmental, Health or Safety Requirement of Law;

                           (vi) commencement or threat of any judicial or
                  administrative proceeding alleging a material violation by the Lessee or any Subsidiary (or any predecessor in interest thereof) of any Environmental, Health or Safety Requirement of Law;

                           (vii) new or proposed changes to any existing
                  Environmental, Health or Safety Requirement of Law that could result in a Material Adverse Effect;

                           (viii) any proposed acquisition of stock, assets,
                  real estate, or leasing of property, or any other action by the Lessee or any Subsidiary that could subject the Borrower or such Subsidiary to environmental, health or safety Liabilities and Costs which could reasonably result in an expenditure by the Borrowers and/or any Guarantor over $500,000; or

                           (ix) any filing or report made by the Lessee or any
                  Subsidiary with any Governmental Authority with respect to any unpermitted Release or threatened Release of a Contaminant which could reasonably result in an expenditure by the Lessee and/or any Subsidiary over $500,000.

                  (f) LABOR MATTERS. The Lessee shall notify the Lessor, the Agent, each Holder and each Lender in writing, promptly upon the Lessee's learning thereof, of (i) any material labor dispute to which the Lessee or any Subsidiary may become a party, including, without limitation, any strikes, lockouts or other grievances relating to the Lessee's or any Subsidiary's plants and other facilities and (ii) any liability relating to its employees incurred with respect to the closing of any plant or other facility of the Lessee or any Subsidiary.

                  (g) SEC REPORTING. Promptly after the same are available, the Lessee shall deliver to the Lessor, the Agent, each Holder and each Lender copies of all Financial Statements, reports and notices, registration statements and proxy statements or other filings, if any, sent or made available generally by the Lessee and/or any Subsidiary to its respective Securities holders or filed with the SEC or other securities exchange.

                  (h) OTHER INFORMATION. Promptly upon receiving a request therefor from the Lessor or the Agent, the Lessor shall prepare and deliver to the Lessor, the Agent, each Holder and each Lender such other information with respect to the Lessee and its Subsidiaries as from time to time may be reasonably requested by the Lessor or the Agent.

                  (i) YEAR 2000. The Lessee covenants and agrees that its and its Subsidiaries' computer systems and equipment containing embedded microchips (including systems and equipment supplied by others, with which such systems interface or on which such Persons rely) will function properly on December 31, 1999 and thereafter and the Lessee is taking all necessary and appropriate action to reasonably ensure the same.

                  (j) ACCOMMODATION OBLIGATIONS. Promptly upon becoming aware of any actual or potential "Accommodation Obligation" (as defined in the Existing Aviation Sales Credit Agreement) of the Lessor or any of its Subsidiaries (other than "Permitted Existing Accommodation Obligations" (as defined in the Existing Aviation Sales Credit Agreement)), the Lessee shall deliver notice of such actual or potential Accommodation Obligation to the Lessor and the Agent.

         28.2 AFFIRMATIVE COVENANTS. Without limiting the generality of any other provision of any Operative Agreement, until the obligations of the Lessee, the Construction Agent and the Guarantors under the Operative Agreements have been paid and satisfied in full and the Operative Agreements have been terminated in accordance with the terms thereof, unless the Lessor and the Majority Lenders and the Agent shall otherwise consent in writing.

                  (a) EXISTENCE, ETC. The Lessee shall at all times maintain, and cause each of its Subsidiaries to maintain, its corporate existence and preserve and keep, or cause to be preserved and kept, in full force and effect their respective rights and franchises material to their respective businesses.

                  (b) CORPORATE POWERS; CONDUCT OF BUSINESS. The Lessee shall, and shall cause each of its Subsidiaries to, qualify and remain qualified to do business and maintain its good standing in each jurisdiction in which the nature of its business and the ownership of its Assets requires it to be so qualified and in good standing.

                  (c) COMPLIANCE WITH LAWS, ETC. The Lessee shall, and shall cause each of its Subsidiaries to, (i) comply with all Requirements of Law and all restrictive covenants affecting it or its business, Assets, or operations, and (ii) obtain as needed all Permits necessary for its operations and maintain such Permits in good standing, except in the case where noncompliance with either CLAUSE (I) or (II) above is not reasonably likely to result in a Material Adverse Effect.

                  (d) PAYMENT OF TAXES AND CLAIMS. The Lessee shall, and shall cause each of its Subsidiaries to, file all tax returns and reports as and when required by the related Governmental Authority and pay (i) all taxes, assessments and other governmental charges imposed upon it or on any of its Assets or in respect of any of its franchises, business, income or Assets before any penalty or interest accrues thereon and
         (ii) all "Claims" (as defined in the Existing Aviation Sales Credit Agreement) (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by SECTION 28.3(C)) upon any of such Assets of the Lessee or any Subsidiary of the Lessee, prior to the time when any penalty or fine shall be incurred with respect thereto; PROVIDED, HOWEVER, that no such taxes, assessments and governmental charges referred to in CLAUSE (I) above or "Claims" referred to in CLAUSE (II) above need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

                  (e) INSURANCE. The Lessee and its Subsidiaries shall maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, business interruption insurance, workers compensation insurance and liability insurance, all to be with such companies and in such amounts as customary and usual with respect to insurance on its Assets.

                  (f) INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. The Lessee shall permit, and shall cause each of its Subsidiaries to permit, any authorized representative(s) designated by either the Lessor, the Agent, any Lender or any Holder to visit and inspect, whether by access to the Lessee's or its Subsidiaries' MIS or otherwise, any of the Assets, to examine, audit, check and make copies of the Lessee's or its Subsidiaries' financial and accounting records, books, journals, orders, receipts and any correspondence (other than privileged correspondence with legal counsel) and other data relating to their respective businesses or the transactions contemplated hereby or referenced herein (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their management personnel and independent certified public accountants, all upon reasonable written notice and at such reasonable times during normal business hours, as often as may be reasonably requested. Each such visitation and inspection (i) by or on behalf of the Lessor, any Lender or any Holder (other than by the Agent) shall be at the Lessor's, such Lender's or such Holder's expense and (ii) by or on behalf of the Agent shall be at the Lessee's expense. The Lessee shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects on its MIS and otherwise proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective businesses and activities. If an Event of Default has occurred and is continuing and an Acceleration has occurred, the Lessee, upon the Lessor's or the Agent's request in connection with efforts to enforce the rights and remedies of the Agent, the Lenders or the Holders under the Operative Agreements, shall turn over, and cause each of its Subsidiaries to turn over, any such records requested by the Lessor or the Agent to the Lessor or the Agent or their representatives; PROVIDED, HOWEVER, that the Lessee may, in its discretion, retain copies of such records.

                  (g) ERISA COMPLIANCE. The Lessee shall, and shall cause each of its Subsidiaries and its/their ERISA Affiliates to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

                  (h) MAINTENANCE OF ASSETS. The Lessee shall, and shall cause each of its Subsidiaries to, maintain in all material respects all of its owned and leased Assets in good, safe and insurable condition and repair, and not permit, commit or suffer any waste or abandonment of any such Assets and from time to time shall make or cause to be made all material repairs, renewal and replacements thereof, including, without limitation, any capital improvements which may be required; PROVIDED, HOWEVER, that, subject to the terms of the Operative Agreements, such Assets may be altered or renovated in the ordinary course of the Lessee's or a Subsidiary's business.

         28.3 NEGATIVE COVENANTS. Without limiting the generality of any other provision of any Operative Agreement, the Lessee covenants and agrees that it shall, and shall cause each of its Subsidiaries to, comply with the following covenants until the obligations of the Lessee, the Construction Agent and the Guarantors under the Operative Agreements have been paid and satisfied in full and the Operative Agreements have been terminated in accordance with the terms thereof, unless the Lessor and the Majority Lenders shall otherwise give prior written consent:

                  (a) INDEBTEDNESS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                           (i) Indebtedness under the Operative Documents (to
                  the extent the obligations of the Lessee thereunder are determined to constitute Indebtedness); and

                           (ii) Indebtedness permitted under SECTION 10.01 of
                  the Existing Aviation Sales Credit Agreement.

                  (b) SALES OF ASSETS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, sell, assign, transfer, lease, convey or otherwise dispose of any of its Assets, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

                           (i) any sale of such Assets specifically permitted
                  by the terms of the Operative Agreements;

                           (ii) the sale of such Assets permitted under SECTION
                  10.02 of the Existing Aviation Sales Credit Agreement; and

                           (iii) the sale of Assets (A) to any Guarantor, (B) to
                  any Person upon arm's-length terms in the ordinary course of business, or (C) to any Person upon arm's-length terms to the extent such sale does not materially alter the business of the Lessor and its Subsidiaries or otherwise have a Material Adverse Effect.

                  (c) LIENS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective Assets except:

                           (i)      Permitted Liens; and

                           (ii) Liens permitted under SECTION 10.03 of the
                  Existing Aviation Sales Credit Agreement, subject, however, to any other provisions on Liens set forth in the Operative Agreements.

                  (d) INVESTMENTS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly make or own any Investments except Investments permitted under SECTION 10.04 of the Existing Aviation Sales Credit Agreement.

                  (e) ACCOMMODATION OBLIGATIONS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly create or become or be liable with respect to any Accommodation Obligation, except Accommodation Obligations permitted under SECTION 10.05 of the Existing Aviation Sales Credit Agreement

                  (f) RESTRICTED JUNIOR PAYMENTS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, declare or make any Restricted Junior Payment, except Restricted Junior Payments permitted under SECTION 10.06 of the Existing Aviation Sales Credit Agreement.

                  (g) CONDUCT OF BUSINESS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, engage in any business other than
         (i) the businesses engaged in by the Lessee or such Subsidiaries on the date hereof, (ii) any business or activities which are substantially similar, related, incidental or complimentary thereto, including, without limitation, the business of repair of aircraft spare parts, and
         (iii) the business of new parts distribution, parts manufacturing, related engineering or inventory management services.

                  (h) TRANSACTIONS WITH AFFILIATES. The Lessee shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Lessee, on terms that are less favorable to the Lessee or such Subsidiary than those that might be obtained in an arm's length transaction at the time from Persons who are not such an Affiliate. Nothing contained in this
         SECTION 28.3(H) shall prohibit (i) any transaction expressly permitted by SECTION 28.3(F); (ii) increases in compensation and benefits for officers and employees of the Lessee or its Subsidiaries which are customary in the industry; PROVIDED THAT no Event of Default or Default has occurred and is continuing; (iii) payment of customary officers' and directors' indemnities; or (iv) the sale or other transfer of Inventory of the Lessee or a Subsidiary to a Guarantor; PROVIDED THAT the sale or other transfer of such Inventory is otherwise permissible under the terms of SECTION 10.02(E) of the Existing Aviation Sales Credit Agreement.

                  (i) RESTRICTION ON FUNDAMENTAL CHANGES. The Lessee shall not
         (i) enter into any merger or consolidation with respect to which it is not the surviving corporation, (ii) permit any Foreign Subsidiary to enter into any merger or consolidation, (iii) permit any of its Subsidiaries to enter into any merger or consolidation or (iv) repurchase or redeem any of its Capital Stock other than as required with respect to the Permitted Equity Securities Options. The Lessee shall not liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or a series of trans-actions, all or substantially all of its business or Assets, whether now or hereafter acquired, except in connection with transactions permitted under SECTION 28.3(B) or permit any of its Subsidiaries to
         (a) liquidate, wind-up or dissolve (or suffer any liquidation or dissolution) or (b) convey, lease, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of their respective businesses or Assets, whether now or hereafter acquired, except in connection with transactions permitted under SECTION 28.3(B), but in each case subject to any other provisions of the Operative Agreements.

                  (j) SALES AND LEASEBACKS. Except for the Guaranty or any other guaranties contained in the Operative Agreements, the Lessee shall not, nor shall it permit any of its Subsidiaries to, become liable, directly, by assumption or by Accommodation Obligation, with respect to any lease, whether an Operating Lease or a Capital Lease, of any Assets (whether real or personal property or mixed property) which it (a) sold or transferred or is to sell or transfer to any other Person, or (b) intends to use for substantially the same purposes as any other Asset which has been or is to be sold or transferred by it to any other Person, in either instance, in connection with such lease.

                  (k) ERISA. The Lessee shall not:

                           (i) engage, or permit any ERISA Affiliate to engage,
                  in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

                           (ii) permit to exist any accumulated funding
                  deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived;

                           (iii) fail, or permit any ERISA Affiliate to fail, to
                  pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

                           (iv) terminate, or permit any ERISA Affiliate to
                  terminate, any Benefit Plan which would result in any liability of any Borrower or any ERISA Affiliate under Title IV of ERISA;

                           (v) fail to make any contribution or payment to any
                  Multiemployer Plan which any Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                           (vi) fail, or permit any ERISA Affiliate to fail, to
                  pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or

                           (vii) amend, or permit any ERISA Affiliate to amend,
                  a Benefit Plan resulting in an increase in current liability for the plan year such that the Borrower or any ERISA Affiliate is required to provide security to such Plan under
                  Section 401(a)(29) of the Code;

         if such event results, either singly or in the aggregate, after taking into account all other such events and any liabilities associated therewith, in an aggregate liability of the Lessee and its Subsidiaries in excess of $500,000.

                  (l) ISSUANCE OF EQUITY SECURITIES. The Lessee shall not permit any of its Subsidiaries to issue any equity Securities.

                  (m) ORGANIZATIONAL DOCUMENTS; FINANCE AFFILIATE INDEBTEDNESS. The Lessee shall not, nor shall it permit any of its Subsidiaries to, amend, modify or otherwise change any of the terms or provisions in any of (a) its Organizational Documents as in effect on the Initial Closing Date, except amendments to effect a change of name of the Lessee or a Subsidiary, written notice of which change of name shall have provided the Lessor and the Agent within sixty (60) days prior to the effective date of any such name change, or (b) the agreements and instruments evidencing the Finance Affiliate Indebtedness as in effect on the Effective Date or (c) the agreements and instruments evidencing loans and advances comprising part of the Leasing Affiliate Liabilities or other loans and advances comprising intercompany loans.

                  (n) CHANGE OF CONTROL. The Lessee shall not permit any Change of Control to occur.

         28.4 FINANCIAL COVENANTS. Until the obligations of the Lessee, the Construction Agent and the Guarantors under the Operative Agreements have been paid and satisfied in full, and the Operative Agreements have been terminated in accordance with the terms thereof, unless the Majority Lenders and the Agent shall otherwise consent in writing, the Lessee will not, nor will it permit any Subsidiary to:

                  (a) CONSOLIDATED TANGIBLE NET WORTH. Permit Consolidated Tangible Net Worth to be less than (i) $78,779,000 as of September 30, 1998 and at the Initial Closing Date, and (ii) as at the last day of each succeeding fiscal quarter of Lessee and until (but excluding the last day of the next following fiscal quarter of Lessee, the sum of (A) the amount of Consolidated Tangible Net Worth required to be maintained pursuant to this Section as at the end of the immediately preceding fiscal quarter, plus (B) 75% of Consolidated Net Income (with no reduction for net losses during any period) for the fiscal quarter of Lessee ending on such day (including within "Consolidated Net Income" certain items otherwise excluded, as provided for in the definition of "Consolidated Net Income"), plus (C) 100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of Lessee resulting from the issuance of equity securities or other capital investments.

                  (b) CONSOLIDATED FUNDED DEBT-TO-EBITDA RATIO. Permit the Consolidated Funded Debt-to-EBITDA Ratio as of the end of any Four-Quarter Period to be greater than that set forth below opposite each such period:

                                                  CONSOLIDATED FUNDED
                                                  DEBT-TO-EBITDA
FOUR-QUARTER PERIOD ENDING ON                     RATIO MUST BE LESS THAN

Any date from September 30, 1998                        5.50 to 1.00
through June 30, 1999

September 30, 1999 through                              5.00 to 1.00
June 30, 2000

September 30, 2000 or any date                          4.50 to 1.00
thereafter

                  (c) CONSOLIDATED SENIOR DEBT-TO-EBITDA RATIO. Permit the ratio of Consolidated Senior Debt to Consolidated EBITDA as of the end of any Four-Quarter Period to be greater than that set forth below opposite each such period:

                                                  CONSOLIDATED SENIOR
                                                  DEBT-TO-EBITDA
FOUR-QUARTER PERIOD ENDING ON                     RATIO MUST BE LESS THAN

Any date from September 30, 1998                        3.50 to 1.00
through June 30, 2000

September 30, 2000 or any date                          3.25 to 1.00
thereafter

                  (d) CONSOLIDATED FIXED CHARGE RATIO. Permit the Consolidated Fixed Charge Ratio during any Four-Quarter Period to be less than 1.25 to 1.00.

                  (e) CAPITAL EXPENDITURES. Permit Capital Expenditures made by the Lessee and its Subsidiaries during any Fiscal Year, beginning with the Fiscal Year commencing on January 1, 1999, to exceed an aggregate amount of $15,000,000.

                                  ARTICLE XXIX

         29.1 NOTICES. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered personally or by a nationally recognized overnight courier service or mailed (by registered or certified mail, return receipt requested, postage prepaid) or telecopied with a confirming notice, addressed to the respective parties, as follows:

         If to Lessee:

                  Aviation Sales Company
                  6905 NW 25th Street
                  Miami, Florida 33122
                  Attention:   Joseph Civiletto
                               Chief Financial Officer
                  Telephone No.: (305) 599-6693
                  Telecopy No.: (305) 599-6610

         With a copy to:

                  Akerman, Senterfitt & Eidson, P.A.
                  SunTrust International Center, 28th Floor
                  One Southeast Third Avenue
                  Miami, Florida  33131
                  Attention: Philip B. Schwartz
                  Telephone No.:  (305) 374-5600
                  Telecopy No.:    (305) 374-5095

         provided, however, that the failure to deliver such copy shall not affect the validity of any notice otherwise delivered in accordance with this section.

         If to Lessor:

                  First Security Bank, National Association
                  79 South Main Street
                  Salt Lake City, Utah 84111
                  Attention: Val T. Orton
                  Telephone No.:  (801) 246-5630
                  Telecopy No.:   (801) 246-5053

with a copy to the Agent:

         (i)      if by certified or registered mail:

                  NationsBank, National Association
                  P.O. Box 407090
                  Fort Lauderdale, Florida 33340-7090
                  Attention: Andrew Hahn
                  Telephone No.:  (954) 765-2612
                  Telecopy No.:    (954) 765-2026

         (ii) if by hand-delivery, courier service or telecopy:

                  NationsBank, National Association
                  One Financial Plaza
                  10th Floor
                  Fort Lauderdale, Florida 33394
                  Attention: Andrew Hahn
                  Telephone No.:  (954) 765-2612
                  Telecopy No.:    (954) 765-2026

or such additional parties or other address as such party may hereafter designate, and shall be effective upon receipt or refusal thereof.

                                   ARTICLE XXX

         30.1 MISCELLANEOUS. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

         30.2 AMENDMENTS AND MODIFICATIONS. Neither this Lease, any Lease Supplement nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by Lessor and Lessee.

         30.3 SUCCESSORS AND ASSIGNS. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         30.4 HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         30.5 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         30.6 GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS, EXCEPT TO THE EXTENT THE LAWS OF THE STATE IN WHICH A PROPERTY IS LOCATED MAY GOVERN MATTERS RELATING TO THE PERFECTION, FORECLOSURE AND ENFORCEMENT OF LIENS ON SUCH PROPERTY.

         30.7 CALCULATION OF RENT. All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of 360 days.

         30.8 MEMORANDA OF LEASE AND LEASE SUPPLEMENTS. This Lease shall not be recorded; provided Lessor and Lessee shall promptly record a Memorandum of this Lease and of the applicable

Lease Supplement (in substantially the form of EXHIBIT B attached hereto) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease or any such Lease Supplement in the applicable real estate filing records.

         30.9 ALLOCATIONS BETWEEN THE LENDERS AND THE HOLDERS. Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

         30.10 LIMITATIONS ON RECOURSE. Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee, EXCEPT to the extent expressly provided in SECTION 10.2(A) or 14.11(B) of the Participation Agreement. Nothing in this Section shall be interpreted so as to limit the terms of SECTIONS 6.1 OR 6.2.

         30.11 WAIVERS OF JURY TRIAL. THE LESSOR AND THE LESSEE IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE OR ANY COUNTERCLAIM THEREIN.

         30.12 ORIGINAL LEASES. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         30.13 MORTGAGE GRANT AND REMEDIES. Without limiting any other remedies set forth in this Lease, in the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust, security deed or other secured financing, as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee hereby grants, bargains, sells, conveys, mortgages, and grants a security interest in each Property to Lessor WITH POWER OF SALE to secure the payment of all sums due and owing by Lessee or the Construction Agent hereunder or under any other Operative Agreement, and that, upon the occurrence of any Event of Default, the Lessor shall have the power and authority, to the extent provided by law or the Operative Agreements, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of any Property, to appoint or obtain the appointment of a receiver for all or any part of the Property, and to exercise any other right or remedy that may be available under applicable law to the holder of a mortgage, deed of trust, security deed or other secured financing.

         30.14 EXERCISE OF LESSOR RIGHTS. The Lessee hereby acknowledges and agrees that the rights and powers of the Lessor under this Lease have been collaterally assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements, and that the Lessor has encumbered the Properties by various Mortgage Instruments made by the Lessor in favor of the Agent, all as security for certain indebtedness and obligations described therein of the Lessor to the Agent, the Lenders and the Holders under the Operative Agreements. Lessee hereby consents to said assignment and said Mortgage Instruments in favor of the Agent and further acknowledges and agrees as follows:

                  (a) In the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust, security deed or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessor's collateral assignment of this Lease to the Agent shall be deemed to be a collateral assignment of such mortgage, deed of trust, security deed or other secured financing, and the Agent as such collateral assignee shall be entitled to exercise any and all rights and remedies of the Lessor set forth herein during the existence of any Event of Default, including without limitation the Lessor's rights to obtain a receiver, to obtain possession of the Properties and the rents and revenues thereof, to foreclose this Lease, to sell the Lessee's interest in the Properties, and to exercise any other rights or remedies that may then be available to the Lessor under applicable law on account of such Event of Default.

                  (b) Lessee's interest in the Properties is junior and subordinate to the lien of any Mortgage Instruments made by the Lessor in favor of the Agent against the respective Properties from time to time in connection with the Operative Agreements; provided, however, that for so long as no Event of Default shall have occurred and be continuing, (i) the Agent shall not disturb Lessee's possession of the Properties through any foreclosure or other remedial action against the Properties under any Mortgage Instrument, and (ii) if Lessor's interest in any Property shall be transferred to any Person other than the Lessee as the result of the Agent's foreclosure or other remedial action under any Mortgage Instrument, the Lessee shall (upon request of the Agent) attorn to such transferee and recognize the transferee as the Lessee's landlord under this Lease.

                  (c) During the existence of an Event of Default, the Agent as holder of the Mortgage Instruments and as collateral assignee of this Lease may exercise any and all rights and remedies that may then be available under applicable law to the Agent in either or both capacities, whether exercised singly, successively or concurrently. Without limiting the generality of the foregoing, the Agent as collateral assignee may enforce the Lessee's payment obligations under this Lease (regardless of whether this Lease shall be deemed a mortgage, deed of trust, security deed or other secured financing) even if Lessee's interest and estate in any Property under this Lease shall have been extinguished or forfeited under applicable law through the foreclosure or other enforcement of any Mortgage Instrument.

         IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

WITNESS:                               AVIATION SALES COMPANY, as Lessee

By:_________________________           By:_____________________________________
Name:_______________________           Name:___________________________________
                                       Title:__________________________________

                                       FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION, not individually, but solely
                                       as Owner Trustee under the Aviation Sales
WITNESS:                               Trust 1998-1, as Lessor

By:_________________________           By:_____________________________________
Name:_______________________           Name:___________________________________
                                       Title:__________________________________


Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as of the date hereof

NATIONSBANK, NATIONAL ASSOCIATION,
as Agent

By:_________________________
Name:_______________________
Title:______________________

          [MAY BE MODIFIED, IF AGREEABLE TO LESSEE, LESSOR AND AGENT TO CONFORM TO REQUIREMENTS OF LOCAL LAW WHERE PROPERTY IS LOCATED]

                             EXHIBIT A TO THE LEASE

                             LEASE SUPPLEMENT NO. __

         THIS LEASE SUPPLEMENT NO. __ (this "Lease Supplement") dated as of [__________] between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee under the Aviation Sales Trust 1998-1, as lessor (the "Lessor"), and AVIATION SALES COMPANY, as lessee (the "Lessee").

         WHEREAS, the Lessor is the owner or will be the owner of the Property described on SCHEDULE I hereto (the "Leased Property") and wishes to lease the same to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; RULES OF USAGE. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in APPENDIX A to the Participation Agreement, dated as of December 17, 1998, among Aviation Sales Company, as Construction Agent, Lessee, the Lessor, not individually, except as expressly stated therein, but solely as Owner Trustee under the Aviation Sales Trust 1998-1, the Holders party thereto, the Lenders party thereto, and NationsBank, National Association, as Agent for the Lenders (as such agreement may be amended, modified, supplemented or restated from time to time).

         SECTION 2. THE PROPERTIES. Attached hereto as Schedule I is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule I-A, an Improvement Schedule attached hereto as Schedule I-B and a legal description of the Land for such Project attached hereto as Schedule I-C. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

         SECTION 3. USE OF PROPERTY. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default has occurred and is continuing and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         SECTION 4. RATIFICATION. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect.

         SECTION 5. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. AS TO MATTERS RELATING TO THE CREATION, PERFECTION, AND FORECLOSURE OF LIENS, AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE LEASED PROPERTY, THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ________________ WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THIS LEASE SUPPLEMENT SHALL IN ALL OTHER RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

         SECTION 7. MORTGAGE GRANT AND REMEDIES. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust, security deed or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee hereby grants, bargains, sells, conveys, mortgages, and grants a security interest in each Property to Lessor WITH POWER OF SALE to secure the payment of all sums due and owing by Lessee or the Construction Agent hereunder or under any other Operative Agreement, and that, upon the occurrence of any Event of Default, the Lessor shall have the power and authority, to the extent provided by law or the Operative Agreements, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of any Property, to appoint or obtain the appointment of a receiver for all or any part of the Property, and to exercise any other right or remedy that may be available under applicable law to the holder of a mortgage, deed of trust, security deed or other secured financing.

         SECTION 8. EXERCISE OF LESSOR RIGHTS. The Lessee hereby acknowledges and agrees that the rights and powers of the Lessor under the Lease have been collaterally assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements, and that the Lessor has encumbered the Properties by various Mortgage Instruments made by the Lessor in favor of the Agent, all as security for certain indebtedness and obligations described therein of the Lessor to the Agent, the Lenders and the Holders under the Operative Agreements. Lessee hereby consents to said assignment and said Mortgage Instruments in favor of the Agent and further acknowledges and agrees as follows:

                  (i) In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust, security deed or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessor's collateral assignment of the Lease to the Agent shall be deemed to be a collateral assignment of such mortgage, deed of trust, security deed or other secured financing, and the Agent as such collateral assignee shall be entitled to exercise any and all rights and remedies of the Lessor set forth herein during the existence of any Event of Default, including without limitation the Lessor's rights to obtain a receiver, to obtain possession of the Properties and the rents and revenues thereof, to foreclose the Lease, to sell the Lessee's interest in the Properties, and to exercise any other rights or remedies that may then be available to the Lessor under applicable law on account of such Event of Default.

                  (ii) Lessee's interest in the Properties is junior and subordinate to the lien of any Mortgage Instruments made by the Lessor in favor of the Agent against the respective Properties from time to time in connection with the Operative Agreements; provided, however, that for so long as no Lease Event of Default shall have occurred and be continuing, (i) except to the extent permitted by SECTION 5.1 of the Lease, the Agent shall not disturb Lessee's possession of the Properties through any foreclosure or other remedial action against the Properties under any Mortgage Instrument, and (ii) if Lessor's interest in any Property shall be transferred to any Person other than the Lessee as the result of the Agent's foreclosure or other remedial action under any Mortgage Instrument, the Lessee shall (upon request of the Agent) attorn to such transferee and recognize the transferee as the Lessee's landlord under the Lease.

                  (iii) During the existence of an Event of Default, the Agent as holder of the Mortgage Instruments and as collateral assignee of the Lease may exercise any and all rights and remedies that may then be available under applicable law to the Agent in either or both capacities, whether exercised singly, successively or concurrently. Without limiting the generality of the foregoing, the Agent as collateral assignee may enforce the Lessee's payment obligations under the Lease (regardless of whether the Lease shall be deemed a mortgage, deed of trust, security deed or other secured financing) even if Lessee's interest and estate in any Property under this Lease shall have been extinguished or forfeited under applicable law through the foreclosure or other enforcement of any Mortgage Instrument.

         SECTION 9. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                           FIRST SECURITY BANK, NATIONAL
                           ASSOCIATION, not individually, but solely as Owner Trustee under the Aviation Sales Trust 1998-1, as Lessor

                           By:_____________________________________
                           Name:___________________________________
                           Title:__________________________________


                           LESSEE:

                           AVIATION SALES COMPANY, as Lessee

                           By:_____________________________________
                           Name:___________________________________
                           Title:__________________________________

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as the date hereof.

                           NATIONSBANK, NATIONAL ASSOCIATION, as
                           Agent

                           By:_____________________________________
                           Name:___________________________________
                           Title:__________________________________

STATE OF ________________                   )
                                            )        ss:
COUNTY OF ____________                      )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County and State aforesaid of this ____ day of ___________, 199_, by _________ ______________, as __________ of FIRST SECURITY
BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the Aviation Sales Trust 1998-1, on behalf of the Owner Trustee.

[Notarial Seal]                                  ______________________________
                                                               Notary Public

My commission expires:__________

STATE OF ________________                   )
                                            )        ss:
COUNTY OF ____________                      )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County and State aforesaid this ____ day of __________, 199_, by ____________ ________________, as _____________ of AVIATION
SALES COMPANY, a Florida corporation, on behalf of the corporation.

[Notarial Seal]                                  ______________________________
                                                               Notary Public

My commission expires:__________

STATE OF _________________                  )
                                            )        ss:
COUNTY OF _____________                     )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County and State aforesaid this ____ day of __________, 199_, by ____________ _________________, as _______________ of
NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent.

[Notarial Seal]                                  ______________________________
                                                               Notary Public

My commission expires:__________